Supplement to the
Fidelity® Balanced K6 Fund
October 30, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2025.
Samuel Wald (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about January 31, 2026, Mr. Sorel will transition off the fund.
BAL-K6-SUSTK-1125-105 1.9897821.105	November 18, 2025